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                                                                    EXHIBIT 99.3


                            TENNECO AUTOMOTIVE INC.
      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



  I, Mark P. Frissora, state and attest that:


        (1) To the best of my knowledge, based upon a review of the covered reports of Tenneco Automotive Inc., a Delaware corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with the Company's audit committee.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o the Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission ("Commission"), of Tenneco Automotive Inc.;


          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tenneco Automotive Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.





  /s/ Mark P. Frissora
  ---------------------
  Mark P. Frissora
  Dated:  August 14, 2002

  Subscribed and sworn to
  before me this 14th day of
  August  2002.


  /s/ Victoria L. King
  --------------------
  Notary Public


  My Commission Expires: 7-26-03


  (SEAL)